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                                                                    EXHIBIT 10.4

                          REGISTRATION RIGHTS AGREEMENT


     THIS REGISTRATION RIGHTS AGREEMENT ("Agreement"), dated as of _________________, 1999, but effective as set forth in Section 2 below is between Xpedior Incorporated, a Delaware corporation (the "Company"), and Metamor Worldwide, Inc., a Delaware corporation ("MMWW").

                               W I T N E S E T H :

     WHEREAS, MMWW is the owner of all the issued and outstanding shares of common stock, par value $.01 per share (the "Common Stock"), of the Company;

     WHEREAS, following the initial public offering referred to below, the Common Stock will be registered under Section 12 of the Securities Exchange Act of 1934;

     WHEREAS, under the provisions of the Securities Act of 1933 (the "Securities Act") and the general rules and regulations promulgated by the Securities and Exchange Commission thereunder, MMWW may be limited in the manner of selling the shares of Common Stock owned by MMWW, absent registration under the Securities Act of the sale of such Common Stock or the availability of another exemption from the registration requirements of the Securities Act;

     WHEREAS, the Company wishes to establish certain other restrictions on the sale of Common Stock owned by MMWW, and the Company and MMWW desire to set forth certain registration rights as to such shares;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

SECTION 1. CERTAIN DEFINITIONS AND TERMS.

     The following terms have the meanings indicated:

     "Directors" means the members of the Company's board of directors.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.


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     "Holder" means MMWW or any other Person holding Registrable Shares and designated in writing by MMWW as a "Holder".

     "Participation Notice" means a written or oral notice by a Holder of his desire to sell Registrable Shares in a registration by the Company.

     "Person" means any individual, firm, corporation, trust, association, partnership, joint venture or other entity.

     "Registrable Shares" means all shares of Common Stock owned by a Holder or Common Stock or other securities issued or issuable upon any stock split, stock dividends, recapitalization or similar event.

     "Register", "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and the declaration or ordering of effectiveness of such registration statement.

     "Registration Notice" means a written or oral notice to the Holders by the Company of its intent to file a registration statement with the SEC.

     "Rights" means rights, remedies, powers, benefits, and privileges.

     "SEC" means the Securities and Exchange Commission or any successor thereof.

     "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

SECTION 2. REGISTRATION RIGHTS.

     (a) This Agreement shall become effective commencing on the date of the closing of the initial public offering of Common Stock (the "IPO Closing Date") pursuant to an effective registration statement. Beginning on the date six months after the IPO Closing Date, MMWW or its designee shall have the right to request, in writing specifying that such request is made pursuant to this
Section 2(a), that the Company file a registration statement under the Securities Act. Upon receipt of such request, the Company shall use its best efforts to cause all Registrable Shares subject to such request to be registered under the Securities Act.

     Notwithstanding the foregoing, the Company shall not be obligated to effect a registration pursuant to this Section 2(a) during any period starting with a date sixty (60) days prior to the

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Company's estimated date of filing of, and ending on a date six (6) months following the effective date of, a registration statement pertaining to an underwritten public offering of securities for the account of the Company, provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective and that the Company's estimate of the date of filing of such registration statement is made in good faith.

     The Company shall be obligated to effect only three (3) registrations pursuant to this Section 2(a) with respect to all Holders.

     Holders agree that they will refrain from requesting registration under this Section 2(a) if all of the Directors of the Company reasonably believe in the exercise of their good faith judgment that registration at such time would be seriously detrimental to the Company, such judgment to be evidenced by a statement signed by all of such Directors and delivered to MMWW. Deferral of a Holder's registration rights as a result of the exercise of this provision by the Directors, shall in no event defer registration for a period in excess of ninety (90) days.

     (b) If, at any time, the Company proposes to file a registration statement in connection with the public offering of shares of Common Stock to be sold by the Company for its own account under the Securities Act (other than a registration on Forms S-4, S-8 or any successor forms), prior to such filing, the Company shall give each Holder a Registration Notice. Within fifteen days after receipt by any Holder of a Registration Notice, such Holder shall deliver to the Company a Participation Notice of such Holder's desire to sell Registrable Shares under such registration. The Participation Notice shall state the number of Registrable Shares to be disposed in such registration; provided, however, such holder's right to registration of such Registrable Shares shall be subject to any limitations in the number thereof required by the underwriters pursuant to Section 5.

     (c) The Company shall use its best efforts to promptly cause all such Registrable Shares to be registered along with the other shares of Common Stock to be registered, if any.

     (d) Any registration under Section 2(a) must be for a firmly or best efforts underwritten public offering to be managed by an underwriter or underwriters of recognized standing selected by the Company and reasonably acceptable to the Holders participating in such registration.

     (e) The Registrable Shares proposed to be registered under any registration statement under Section 2(b) hereof will be offered for sale at the same public offering price as the shares of Common Stock offered for sale by the Company.

     (f) As soon as practicable after delivering a Participation Notice or notice pursuant to Section 2(a) to the Company, each Holder so delivering a Participation Notice will execute and


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deliver a custody agreement and power of attorney satisfactory to the Company with respect to the Registrable Shares to be registered (a "Custody Agreement" and "Power of Attorney," respectively). The Custody Agreement and Power of Attorney will provide, among other things, that such Holder will deliver to and deposit in custody with the custodian named therein a certificate or certificates representing such Registrable Shares (duly endorsed in blank by the registered owner or owners thereof or accompanied by duly executed stock powers in blank) and irrevocably appoint said custodian and attorney-in-fact with full power and authority to act under the Custody Agreement and Power of Attorney, respectively, on the Holder's behalf with respect to matters specified therein, including the execution and delivery of an underwriting agreement.

SECTION 3. OBLIGATIONS OF THE COMPANY.

     Whenever required under Sections 2 or 6 to use its best efforts to effect the registration of any Registrable Shares, the Company shall, as expeditiously as reasonably possible:

          (a) Prepare and file with the SEC a registration statement with respect to such Registrable Shares and use its best efforts to cause such registration statement to become and remain effective; provided, however, that the Company shall have no obligation to maintain the effectiveness of any registration statement filed hereunder or to cause the information therein to remain current for more than 90 days following such registration statement's effective date in the case of a best efforts underwritten public offering or for longer than such period as is customary and is required by the underwriter in the case of a firmly underwritten public offering.

          (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to keep such registration statement effective in order to dispose of the shares registered thereunder in the manner described in the underwriting agreement executed in connection therewith and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement; provided, however, that the Company shall have no obligation to maintain the effectiveness of any registration statement filed hereunder or to cause the information therein to remain current for more than 90 days following such registration statement's effective date in the case of a best efforts underwritten public offering or for longer than such period as is customary and is required by the underwriter in the case of a firmly underwritten public offering.


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          (c) Furnish to the Holders registering securities in such registration such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Shares owned by the Holders.

          (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or "Blue Sky" laws of such jurisdictions as shall be reasonably appropriate for the distribution of the securities covered by the registration statement; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such jurisdictions.

          (e) With respect to any registration initiated by the Company pursuant to Section 2(b) hereof, the Company shall have the right to withdraw such registration at any time at its sole discretion without the consent or approval of any Holder including Registrable Shares in such registration.

SECTION 4. EXPENSES OF REGISTRATION.

     All expenses incurred in connection with a registration pursuant to Section 2 and Section 6 or otherwise in which the Company permits a Holder to participate (excluding underwriters' discounts and commissions applicable to Registrable Shares), including all registration and qualification fees, printing and accounting fees, and fees and disbursements of counsel for the Company and the Holder, shall be borne by the Company; provided, however, that the Company shall not be required to pay expenses of any registration proceeding begun pursuant to Section 2(a) if the registration is subsequently withdrawn, unless the Holder agrees to forfeit his right to a demand registration under Section 2(a). If such registration is withdrawn, the Holder shall have the option to pay the expenses of such registration and preserve all of his rights to demand registrations under Section 2(a).

     Each Holder of Registrable Shares shall pay the underwriters' discounts and commissions applicable to the securities sold by such Holder. In addition, each selling Holder shall pay its own costs for experts or professionals (other than counsel) employed by it or on its behalf in connection with the registration of Registrable Shares. No Holder shall have the right to cause the Company to employ any expert or professional to act on behalf of the Company.


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SECTION 5. UNDERWRITING REQUIREMENTS.

     In connection with any offering involving an underwriting of shares being issued by the Company, the Company shall not be required to include any of the Holders' Registrable Shares in such underwriting unless the Holders accept the terms of the underwriting as agreed upon between the Company and the underwriters.

     Additionally, the Company shall be required to include in such piggy-back registration under Section 2(b) only such quantity of the Registrable Shares as will not, in the written opinion of the underwriters, which opinion shall be delivered to MMWW, jeopardize the success of the offering by the Company. If, however, the underwriters have consented to inclusion in any such offering of securities of any person other than the Company, then the Holders shall be entitled to include such number of their Registrable Shares in such underwriting pro rata to the total number of shares of Common Stock owned by all of such persons who are entitled to sell securities in such offering (such apportionment shall not include securities offered by the Company for its own account). Notwithstanding the above, however, in all cases the Holders collectively shall have the right to include Registrable Shares in any registration under Section 2(b) in an aggregate amount equal to at least twenty percent (20%) of the shares of Common Stock being sold in public offerings subsequent to the initial public offering of Common Stock.

SECTION 6. REGISTRATIONS ON FORM S-3.

     If any Holder requests in writing pursuant to this Section 6 that the Company file a registration statement on Form S-3 for a public offering of Registrable Shares in a reasonably anticipated aggregate price to the public which exceeds Five Million Dollars ($5,000,000), then the Company shall use its best efforts to cause such Registrable Shares to be registered on Form S-3 if the Company is and has been a reporting company for at least one (1) year and otherwise is eligible to register its securities pursuant to Form S-3. The Holders' right to registration under this Section 6 is in addition to their rights of registration under Sections 2(a) and 2(b) above.

     All expenses incurred in connection with the registration requested pursuant to this Section 6, including, all registration, qualification, printing, accounting fees and fees of Company counsel, shall be borne by the Company and any other persons participating in such registration pro rata to the amount of securities registered by each such person thereunder.


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SECTION 7. INDEMNIFICATION.

     (a) In the event of registration of any of the Registrable Shares under the Securities Act, the Company will indemnify and hold harmless the seller of such Registrable Shares, each underwriter of such Registrable Shares, and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act or the Exchange Act, or otherwise against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the registration statement, or any amendment or supplement to such registration statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will reimburse such seller, underwriter, and each such controlling person for any legal or any other expenses reasonably incurred by such seller, underwriter, or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon any untrue statement or omission made in such registration statement, preliminary prospectus or prospectus, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by or on behalf of such seller or underwriter specifically for use in preparation thereof.

     (b) In the event of any registration of any of the Registrable Shares under the Securities Act, each seller of the Registrable Shares, severally and not jointly, will indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any) and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, against losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers, underwriter or controlling person may become subject under the Securities Act, Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement of a material fact contained in any registration statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the registration statement, or any amendment or supplement to the registration statement, or arise out of or are based upon any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of


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such seller, specifically for use in connection with the preparation of such registration statement, prospectus, amendment or supplement.

     (c) Each party entitled to indemnification under this Section 7 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 7. After notice from the Indemnifying Party to the Indemnified Party of its election to assume the defense of such claim or litigation, the Indemnifying Party will not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof other than reasonable costs of investigation, unless the Indemnifying Party abandons the defense of such claim or litigation. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

SECTION 8. LOCKUP AGREEMENT.

     In connection with any such registration, upon the request of the underwriters managing any underwritten offering of Common Stock of the Company, each Holder agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Shares (other than those included in the registration) without the prior written consent of such underwriters, as the case may be, for such period of time (not to exceed 90 days) from the effective date of such registration as the underwriters may specify.

SECTION 9. RESTRICTIONS ON TRANSFER.

     (a) Each Holder agrees that he will not sell, dispose of or otherwise transfer any of the Registrable Shares except (i) upon registration of such shares under the Securities Act, (ii) pursuant to Rule 144 under the Securities Act or such comparable rules as shall from time to time be in effect, or (iii) in a transaction exempt from the registration requirements of the Securities Act. Each Holder agrees that the Company may issue stop transfer instructions with respect to the restrictions contained herein on the Registrable Shares.


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     (b) Each certificate representing the Registrable Shares shall bear a legend substantially in the following form:

          "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, UNLESS AND UNTIL SUCH SHARES ARE REGISTERED UNDER SUCH ACT, OR SUCH STATE LAWS, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY IS OBTAINED TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED."

SECTION 10. TERMINATION OF COMPANY'S OBLIGATIONS.

     The Company will have no obligations pursuant to this Agreement with respect to any request or requests made by any Holder who holds 10% or less of the Registrable Shares held by him on the date hereof.

SECTION 11. REPORTS UNDER SECURITIES EXCHANGE ACT OF 1934.

     With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of a company to the public without registration, the Company agrees to use its best efforts to:

          (a) Make and keep public information available, as those terms are understood and defined in Rule 144, at all times subsequent to ninety (90) days after the effective date of the first registration statement covering an underwritten public offering filed by the Company;

          (b) File with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

          (c) Furnish to the Holders, so long as the Holders own any Registrable Shares, forthwith upon request, a written statement by the Company that it has complied with the reporting requirements of Rule 144 (at any time after ninety (90) days after the effective date of such first registration statement filed by the Company)


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     and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as may be reasonably requested in availing Holders of any rule or regulation of the SEC permitting the selling of any such securities without registration.

SECTION 12. COVENANTS IN CONNECTION WITH FUTURE GRANTS OF REGISTRATION RIGHTS.

     From and after the date of this Agreement, the Company shall not enter into any agreement with any holder or prospective holder of any securities of the Company which provides for the granting to such holder of registration rights unless such agreement is subject and subordinate to the rights of Holders hereunder or unless the Company first obtains the Holders' of a majority of the Registrable Shares consent to the terms thereof.

SECTION 13. TRANSFER OF REGISTRATION RIGHTS.

     The registration rights of Holders under this Agreement may be assigned and transferred to any transferee purchasing Registrable Shares, other than in a public offering pursuant to a registration statement, in an amount equal to at least 50,000 Registrable Shares; provided, however, that the Company is given written notice by the Holder at the time of such transfer stating the name and address of the transferee and identifying the Registrable Shares with respect to which the rights under this Agreement are being assigned. This Agreement shall also be binding upon and enforceable by the heirs, executors, or other personal representatives of the Holders and the successors and assigns of the Company.

SECTION 14. MISCELLANEOUS.

     (a) Relationships and Rights of the Holders. The Holders agree that, notwithstanding that certain Rights of each Holder herein may be affected by similar Rights of other Holders the Holders shall, in respect of the ownership of the Registrable Shares, not be related as, or deemed to be, a partnership, joint venture, or other "group" for the purpose of acquiring, holding, voting, or disposing of capital stock of the Company.

     (b) Headings. The headings, captions, and arrangements used herein are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify, or modify the terms hereof, nor affect the meaning thereof.


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     (c) Notices. Unless otherwise specifically provided, whenever this agreement requires or permits any consent, approval, notice, request or demand from one party to another, such communication must be in writing, shall be sent by registered or certified mail, postage prepaid, return receipt requested and shall be deemed to have been duly received upon receipt by the person to whom it is addressed. For purposes hereof, until changed by written notice pursuant hereto, the address for the Company is as follows, and the address for each Holder is set forth on Schedule One:

                  Xpedior Incorporated
                  One North Franklin, Suite 1500
                  Chicago, Illinois 60606
                  Attention: President

     (d) Governing Law. THIS AGREEMENT IS BEING EXECUTED AND DELIVERED BY A NUMBER OF THE PARTIES HERETO, AND IS INTENDED TO BE PERFORMED, IN THE STATE OF DELAWARE, AND THE INTERNAL LAWS OF SUCH STATE AND OF THE UNITED STATES OF AMERICA SHALL GOVERN THE RIGHTS AND DUTIES OF THE PARTIES HERETO AND THE VALIDITY, CONSTRUCTION, ENFORCEMENT, AND INTERPRETATION HEREOF.

     (e) Invalid Provisions. If any provision hereof is held to be illegal, invalid, or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable; this Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part hereof; and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision by its severance here from. Furthermore, in lieu of such illegal, invalid, or unenforceable provision, the parties hereto agree to add as a part hereof a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid, and enforceable which preserves the same economic benefits to the parties hereto.

     (f) Amendments and Consents. This Agreement may be amended, or any matter may be consented to, only by an instrument in writing executed by authorized officers of the Company and Holders of a majority of the Registrable Shares, and supplemented only by documents delivered or to be delivered in accordance with the express terms hereof except that no modification providing one or more Holders priority in registering such Holder's or Holders' Registrable Shares or providing for the elimination of registration rights shall be made without the consent of all Holders.


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     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered to be effective as of the date first above written.


                                       XPEDIOR INCORPORATED


                                       By:
                                           -------------------------------------
                                       Name:
                                       Title:


                                       METAMOR WORLDWIDE, INC.


                                       By:
                                           -------------------------------------
                                       Name:
                                       Title:


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